EXHIBIT 10.55.1

                          AMENDMENT TO SERVICE AGREEMENT

      THIS AGREEMENT is made and entered into effective as of the 1st day of January 1997 by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller," and PANDA-ROSEMARY, L.P., a Delaware limited partnership hereinafter referred to as "Buyer,".

                           WITNESSETH

      WHEREAS, pursuant to Order Nos. 636, issued by the Federal Energy Regulatory Commission (Commission) and Seller's procedures set forth on page 7 of Seller's August 4, 1993 Order No. 636 Compliance Filing in Docket No. RS92-86, Buyer and Seller entered into an agreement dated August 20, 1996 ("Agreement") to unbundle Buyer's firm transportation service under Seller's Rate Schedule FT-NT and convert such service from part 157 of the Commission's regulations to service under Part 284(G) of the Commission's regulations; and

      WHEREAS,  pursuant  to the Commission's  December  3,  1996
"Order On Compliance Filing" in Docket No. RP96-211-005, Seller implemented firm primary-to-primary point open access backhaul services on its system effective January 1, 1997; and

     WHEREAS, Buyer has requested such backhaul service under the Agreement.

     NOW THEREFORE, the parties amend the Agreement as follows:

1.    Exhibit  A  is  hereby  deleted in its  entirety  effective
January 1, 1997 and Exhibit A, attached hereto, substituted therefor.

2. Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

      IN WITNSS WHEREOF, the parties hereto have executed this Amendment.

                              TRANSCONTINENTAL GAS PIPE LINE
                              CORPORATION


                              By:
                              Title:


                              PANDA-ROSEMARY, L.P.


                              By:
                              Title:







                            EXHIBIT A



                                                                Buyer's Capacity
Point(s) of Receipt             Point(s) of Delivery 1/            Entitlement
                                                                   (Mcf/day) 2/

The point of Interconnection    Pleasant Hill Meter Station,             3,075
between the facilities of       Seller's South  Virginia
Seller and CNG Transmission     Lateral, adjacent to State
Corporation at Leidy in         Highway No. 48 approximately
Clinton County, Pennsylvania.    1.5 miles west of the inter-
                                section of State Highway No. 48
                                and U.S. Highway No. 301
                                Northampton County, North
                                Carolina.

1/    Seller shall redeliver to Buyer or for the account of  Buyer the  gas  transported  hereunder at the prevailing  pressures  in
      Seller's   pipeline  system,  not  to  exceed  maximum  allowable
      operating pressure.

2/ These quantities do not inclue the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in Article V, Paragraph 2 of this Service Agreement, which are subject to change as provided for in Article V, Paragraph 2 hereof.